As filed with the Securities and Exchange Commission on March 22, 2002

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrants [X]	Check the appropriate box:

Filed by a Party other than the Registrant [ ]	[ ]	Preliminary Proxy Statement
	[X]	Definitive Proxy Statement
	[ ]	Definitive Additional Materials
	[ ]	Soliciting Material Pursuant to Rule 14a-12

MUNIYIELD INSURED FUND, INC. P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(2)	Filing Party:

(2)	Date Filed:

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MUNIYIELD INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

April 25, 2002

TO THE STOCKHOLDERS OF MUNIYIELD INSURED FUND, INC.:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the “Meeting”) of MuniYield Insured Fund, Inc. (the “Fund”) will be held at the offices of Fund Asset Management, L.P.,
800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, April 25, 2002 at 10:40 a.m. (Eastern time) for the following purposes:

(1) To elect a Board of Directors to serve for the ensuing year;
(2) To consider a stockholder proposal recommending the implementation of a Directors’ stock purchase program; and
(3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on February 28, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after April 11, 2002, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder at 1-800-645-4519.

By Order of the Board of Directors STEPHEN BENHAM Secretary

Plainsboro, New Jersey Dated: March 22, 2002

PROXY STATEMENT

MUNIYIELD INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

2002 ANNUAL MEETING OF STOCKHOLDERS

April 25, 2002

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniYield Insured Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the 2002 Annual Meeting of Stockholders of the Fund (the “Meeting”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, April 25, 2002 at 10:40 a.m. (Eastern time). The approximate mailing date of this Proxy Statement is March 26, 2002.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and against the stockholder proposal recommending the implementation of a Directors’ stock purchase program. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on February 28, 2002 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 62,099,095 shares of common stock, par value $.10 per share (“Common Stock”), and 17,600 shares of auction market preferred stock, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (“AMPS”). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

The Board of Directors of the Fund knows of no business other than that mentioned in Item 1 and Item 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

(1) All such proxies of the holders of shares of AMPS, voting separately as a class, in favor of the two persons designated as Directors to be elected by holders of AMPS; and
(2) All such proxies of the holders of shares of Common Stock and AMPS, voting together as a single class, will be voted in favor of the seven persons designated as Directors to be elected by holders of Common Stock and AMPS.

The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

Certain information concerning the nominees, including their designated classes, is set forth as follows:

To Be Elected by Holders of AMPS, Voting Separately as a Class:

Name, Address and Age of AMPS Nominees	Position(s) Held with Fund and Length of Time Served	Principal Occupation During Past Five Years	Number of FAM/ MLIM-Advised Funds* Overseen	Public Directorships
Robert S. Salomon, Jr. (64) 106 Dolphin Cove Quay Stamford, Connecticut 06902	Director since 1996	Principal of STI Management (investment adviser) since 1994; Chairman and Chief Executive Officer of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.	16 registered investment companies consisting of 36 portfolios	None

Melvin R. Seiden (71) 780 Third Avenue New York, New York 10017	Director since 1992	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	16 registered investment companies consisting of 36 portfolios	None

*	The complex of investment companies advised by FAM and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”).

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To Be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class:

Certain biographical and other information relating to the nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund is set forth below:

Name, Address and Age of AMPS Nominees	Position(s) Held with Fund and Length of Time Served	Principal Occupation During Past Five Years	Number of FAM/ MLIM-Advised Funds Overseen	Public Directorships
Terry K. Glenn (61)*(1) P.O. Box 9011 Princeton, New Jersey 08543-9011	Director and President since 1999	Chairman (Americas Region) since 2001 and Executive Vice President since 1983 of FAM and MLIM (the terms FAM and MLIM, as used herein, include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (Princeton Services”) since 1993; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 1988; Director of Financial Data Services, Inc. (“FDS”) since 1985.	127 registered investment companies consisting of 184 portfolios	None

*	Mr. Glenn is an “interested person,” as defined in the Investment Company Act of the Fund based on his positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators.
(1)	Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

Certain biographical and other information relating to the nominees who are not “interested persons,” as defined in the Investment Company Act, of the Fund is set forth below:

Name, Address and Age of AMPS Nominees	Position(s) Held with Fund and Length of Time Served	Principal Occupation During Past Five Years	Number of FAM/ MLIM-Advised Funds Overseen	Public Directorships
James H. Bodurtha (58) 36 Popponesset Road Cotuit, Massachusetts 02635	Nominee	Director and Executive Vice President, The China Business Group, Inc. since 1995; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Holdings Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	33 registered investment companies consisting of 37 portfolios	None

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Name, Address and Age of AMPS Nominees	Position(s) Held with Fund and Length of Time Served	Principal Occupation During Past Five Years	Number of FAM/ MLIM-Advised Funds Overseen	Public Directorships
Joe Grills (66) P.O. Box 98 Rapidan, Virginia 22733	Director since 1994	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	20 registered investment companies consisting of 49 portfolios	Kimco Realty Corporation

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Name, Address and Age of AMPS Nominees	Position(s) Held with Fund and Length of Time Served	Principal Occupation During Past Five Years	Number of FAM/ MLIM-Advised Funds Overseen	Public Directorships
Herbert I. London (62) 2 Washington Square Village New York, New York 10012	Nominee	John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.	33 registered investment companies consisting of 37 portfolios	None

André F. Perold (49) Morgan Hall Soldiers Field Boston, Massachusetts 02163	Nominee	Harvard Business School: George Gund Professor of Finance and Banking since 2000; Senior Associate Dean, Director of Faculty Recruiting since 2001; Finance Area Chair from 1996 to 2001; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com since 2000; Director, Sanlam Limited since 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.	33 registered investment companies consisting of 37 portfolios	None

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Name, Address and Age of AMPS Nominees	Position(s) Held with Fund and Length of Time Served	Principal Occupation During Past Five Years	Number of FAM/ MLIM-Advised Funds Overseen	Public Directorships
Roberta Cooper Ramo (58) P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87107	Nominee	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.	33 registered investment companies consisting of 37 portfolios	None

Stephen B. Swensrud (68) 88 Broad Street, 2nd Floor Boston, Massachusetts 02110	Director since 1992	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.	42 registered investment companies consisting of 87 portfolios	None

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Audit Committee Report. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and who are “independent” as defined in the listing standards of the New York Stock Exchange. Currently, Messrs. Grills, Salomon, Seiden and Swensrud are members of the Committee. The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) review on a periodic basis a formal written statement from the independent auditors with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls.

The Fund adopted an Audit Committee Charter (the “Charter”) at a meeting held on June 6, 2000. The Board of Directors revised and reapproved the Charter on April 11, 2001. A copy of the Charter is attached to this Proxy Statement as Exhibit A. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP (“E&Y”),independent auditors for the Fund, and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with E&Y. The Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining the independence of those auditors.

At its meeting held on December 12, 2001, the Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and E&Y. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report, the Committee would have been notified by Fund management or E&Y. The Committee received no such notifications. At the same meeting, the Committee recommended to the Board of Directors that the Fund’s audited financial statements for the fiscal year ended October 31, 2001 be included in the Fund’s annual report to stockholders.

In addition to the above, the Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

Committee and Board Meetings. During the fiscal year ended October 31, 2001, the Board of Directors held eight meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, of the total number of meetings of the Audit Committee held during such period.

Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Fund’s officers and directors and

7

persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons. The Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM, President of FAMD, Executive Vice President of Princeton Services, and President of Princeton Administrators.

Compensation of Directors. FAM, the Fund’s investment adviser, pays all compensation to all officers and all Directors of the Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a “non-interested Director”) an annual fee of $4,000 plus a fee of $1,000 for each Board meeting attended in person, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all the non-interested Directors, an annual fee of $4,000 plus a fee of $1,000 for each Audit Committee meeting attended in person, together with such Director’s out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $80,593 for the fiscal year ended October 31, 2001.

The following table sets forth for the fiscal year ended October 31, 2001 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 2001, the aggregate compensation paid by all FAM/MLIM-Advised Funds to the non-interested Directors.

Name of Director	Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation From Fund And Other FAM/MLIM-Advised Funds Paid to Directors
James H. Bodurtha	N/A	None	$160,000
Joe Grills	$16,000	None	$259,500
Herbert I. London	N/A	None	$160,000
André F. Perold	N/A	None	$160,000
Roberta Cooper Ramo	N/A	None	$160,000
Robert S. Salomon, Jr.	$16,000	None	$222,000
Melvin R. Seiden	$16,000	None	$222,000
Stephen B. Swensrud	$16,000	None	$406,083

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Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following sets forth information concerning each of these officers:

Name, Address* and Age of Officers	Position(s) Held with the Fund and Length of Time Served**	Principal Occupation During Past Five Years	Number of FAM/ MLIM-Advised Funds Overseen	Public Directorships
Stephen Benham (42)	Secretary since 2002	Vice President of MLIM since 2000; attorney in private practice from 1997 to 2000.	10 registered investment companies consisting of 10 portfolios	None

William R. Bock (66)	Vice President since 1997	Vice President of MLIM since 1989.	6 registered investment companies consisting of 6 portfolios	None

Donald C. Burke (41)	Vice President since 1993 and Treasurer since 1999

First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

			128 registered investment companies consisting of 185 portfolios	None

Terry K. Glenn (61)	President† since 1999

Chairman (Americas Region) since 2001, and Executive Vice President since 1983 of FAM and MLIM; President of Merrill Lynch Mutual Funds since 1999; President of FAMD since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators since 1988; Director of FDS since 1985.

			127 registered investment companies consisting of 184 portfolios	None

Kenneth A. Jacob (51)	Senior Vice President†† since 2002	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIMfrom 1984 to 1997.	38 registered investment companies consisting of 61 portfolios	None

John M. Loffredo (38)	Senior Vice President since 2002	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	38 registered investment companies consisting of 61 portfolios	None

(footnotes on following page)

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*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 085430-9011.
**	Elected by and serves at the pleasure of the Board of Directors of the Fund.
†	Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President.
††	Mr. Jacob was elected Senior Vice President of the Fund in 2002. Prior to that he served as Vice President of the Fund from 1992 to 2002.

Stock Ownership. Information relating to each Director nominee’s ownership in the Fund and in all registered FAM/MLIM-Advised Funds overseen or to be overseen by each Director nominee is set forth below:

Name of Director Nominee	No. of Fund Shares	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All FAM/MLIM-Advised Funds Overseen by each Director or Nominee in Merrill Lynch Family of Funds
Interested Director:
Terry K. Glenn	None	None	Over $100,000
Non-Interested Director:
James H. Bodurtha	None	None	$50,001 - $100,000
Joe Grills	None	None	Over $100,000
Herbert I. London	None	None	$50,001 - $100,000
André F. Perold	None	None	Over $100,000
Roberta Cooper Ramo	None	None	None
Robert S. Salomon, Jr.	None	None	None
Melvin R. Seiden	None	None	$1 - $10,000
Stephen B. Swensrud	None	None	None

As of February 28, 2002, other than Mr. Glenn, no Director nominee or his or her immediate family members owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Glenn, President and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

The Board of Directors recommends that the stockholders vote “FOR” each of the nominees for Director.

ITEM 2. STOCKHOLDER PROPOSAL RECOMMENDING IMPLEMENTATION OF A DIRECTORS’ STOCK PURCHASE PROGRAM

A beneficial owner (the “proponent”) of Common Stock of the Fund has informed the Fund that she intends to present a proposal for action at the Meeting. The proponent’s name, address and number of shares of Common Stock beneficially owned will be furnished by the Secretary of the Fund upon request.

The proponent’s formal proposal is as follows:

Recommend that the Board of Directors take the necessary steps to implement a Directors’ stock purchase program as follows: Effective 30 days after approval, salaried (“non-interested”) Directors would be expected to invest at least 10% of their compensation from the Fund in common shares of the Fund. The program would apply only to future compensation from the Fund.

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STATEMENT IN SUPPORT OF PROPOSAL

Surely the Directors would be better able to understand and represent the interests of the shareholders if they were shareholders themselves. However, not one Director owns one share of our Fund! Please support this proposal and encourage the Directors to join us as shareholders.

The Board of Directors opposes the proposal described above and urges all stockholders to vote “AGAINST” the proposal.

The proposal is, as required by Maryland law, advisory only and asks the Board of Directors to take the steps necessary to implement the proposal. Should the proposal be approved by the Fund’s stockholders, the Board of Directors will meet to determine if such a recommendation is advisable.

LEGAL PROCEEDINGS

On June 21, 1996, a putative class action titled Green v. Fund Asset Management, L.P., was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including the Fund) for which FAM serves as the investment adviser. In addition to the named defendants, plaintiffs also purport to assert claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund’s net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants’ interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint attempted to assert claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief.

The case was transferred on defendants’ motion to the United States District Court for the District of New Jersey. On September 17, 1997, defendants moved to dismiss plaintiffs’ complaint on the ground that plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the Court granted defendants’ motion in substantial part and dismissed plaintiffs’ claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs’ claims under Section 36(b) and state law. Defendants filed an answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint.

On February 4, 1999, defendants moved to dismiss plaintiffs’ state law claims for breach of fiduciary duty and deceit on the ground that they are preempted by Section 36(b) of the Investment Company Act. On June 14, 1999, the District Court granted defendants’ motion and dismissed plaintiffs’ state law claims. At the

11

same time, the District Court granted plaintiffs permission to immediately file an interlocutory appeal to the United States Court of Appeals for the Third Circuit. On March 16, 2001, the Third Circuit reversed the District Court’s decision and reinstated plaintiffs’ state law claims.

On February 5, 2001, while plaintiffs’ appeal before the Third Circuit was still pending, defendants moved in the District Court for summary judgment as to plaintiffs’ remaining federal claim under Section 36(b). On March 16, 2001, plaintiffs cross-moved for partial summary judgment on liability. On June 5, 2001, the District Court granted defendants’ motion for summary judgement, denied plaintiffs’ motion for partial summary judgment, and dismissed the case in its entirety. In doing so, the Court refused to exercise supplemental jurisdiction over plaintiffs’ remaining (and recently reinstated) state law claims.

Plaintiffs have filed a Notice of Appeal seeking review of the District Court’s decision before the U.S. Court of Appeal for the Third Circuit. Oral argument was heard on March 4, 2002 and a decision is pending. Defendants believe that the plaintiffs’ allegations are without merit and intend to continue to defend the action vigorously.

FAM has agreed to indemnify the named defendant funds (including the Fund) for any liabilities or expenses they may incur in connection with this litigation.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund’s securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500, plus out-of-pocket expenses estimated to be $500.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

(1) “FOR” the Director nominees; and
(2) “AGAINST” the stockholder proposal recommending the implementation of a Directors’ stock purchase program.

With respect to Item 1, “Election of Directors,” holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated herein and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a majority of the votes cast by the holders of AMPS represented at the Meeting and entitled to vote; and (ii) election of the remaining Directors will require a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

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Assuming a quorum is present, approval of Item 2, “Stockholder Proposal Recommending the Implementation of a Directors’ Stock Purchase Program” requires the affirmative vote of a majority of the votes cast by holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

Management knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters.

Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”),holding Fund shares in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker-dealer firms will not be permitted to grant authority to the proxies designated to vote on Item 2 without instructions with respect to the stockholder proposal (Item 2). Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on Item 1 and Item 2.

Independent Auditor’s Fees

The following table sets forth the aggregate fees paid to E&Y for the Fund’s fiscal year ended October 31, 2001 for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to stockholders; and (ii) all other non-audit services provided to the Fund, FAM, and entities controlling, controlled by or under common control with FAM that provide services to the Fund. For the Fund’s most recent fiscal year, the independent auditors did not render any professional services for financial information systems design and implementation services to the Fund, FAM, and entities controlling, controlled by or under common control with FAM that provide services to the Fund. The Committee determined that the provision of non-audit services under clause (ii) is compatible with maintaining the independence of the independent auditors. Representatives of E&Y are expected to be present at the meeting and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Audit Fees Charged to the Fund	Other Non-Audit Fees
$43,050	$23,520

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Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2001 to any stockholder upon request. Such requests should be directed to MuniYield Insured Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Stephen Benham, Secretary, or to
1-800-637-3863.

Stockholder Proposals

If a stockholder intends to present a proposal at the 2003 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in April 2003, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 25, 2002. The persons named as proxies in the proxy materials for the 2003 Annual Meeting of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by February 10, 2003. Written proposals and notices should be sent to the Secretary of the Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08543).

By Order of the Board of Directors

STEPHEN BENHAM Secretary

Dated: March 22, 2002

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Exhibit A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS/TRUSTEES FOR EXCHANGE LISTED FUNDS

Although each investment company audit committee also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors of each investment company listed on Appendix A hereto, has adopted the following audit committee charter:

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors:
(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

(b)	each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;

(c)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d)	each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

II. Purposes of the Audit Committee

The purposes of the Audit Committee are to assist the Board of Directors:
(a)	in its oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of the Fund’s service providers;

(b)	in its oversight of the Fund’s financial statements and the independent audit thereof; and

(c)	in acting as a liaison between the Fund’s independent accountants and the Board of Directors.

The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.

III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:
(a)	to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

(b)	to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(c)	to receive specific representations from the independent accountants with respect to their independence and to consider whether the provision of any disclosed non-audit services by the independent accountants is compatible with maintaining the independence of those accountants;

(d)	to review the fees charged by independent accountants for audit and other services;

(e)	to review with the independent accountants arrangements for annual audits and special audits and the scope thereof;

(f)	to discuss with the independent accountants those matters required by SAS No. 61 and SAS No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(g)	to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(h)	to report to the Board of Directors regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;

(i)	to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors;

(j)	to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;

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(k)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;

(l)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

(m)	to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

The independent accountants for the Fund are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV. Meetings

The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Outside Resources and Assistance from Fund Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Dated June 6, 2000 Revised April 11, 2001

COMMON STOCK

MUNlYIELD INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2002 at the annual meeting of stockholders of the Fund to be held on April 25, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and AGAINST Proposal 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” Proposal 1 and “AGAINST” Proposal 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo and Stephen B. Swensrud

2.	Stockholder proposal recommending the implementation of a Directors’ stock purchase program.
	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2002

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

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AUCTION MARKET PREFERRED STOCK

MUNIYIELD INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2002 at the annual meeting of stockholders of the Fund to be held on April 25, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and AGAINST Proposal 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” Proposal 1 and “AGAINST” Proposal 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	Stockholder proposal recommending the implementation of a Directors’ stock purchase program.
	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2002

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

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